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                                                                   EXHIBIT 10.39




                                                            April 13, 2001


PSC, Inc.
PSC Scanning, Inc.
675 Basket Road
Webster, New York  14580-9787
Attention:  Edward Borey, President and
            Chief Executive Officer
            Elizabeth J. McDonald, Vice President and
            Corporate Counsel


                    Re:  PSC Scanning, Inc.
                         ------------------


Ladies and Gentlemen:

          Reference is hereby made to the Credit Agreement dated as of July 12, 1996 (as amended, the "Credit Agreement") by and among PSC Scanning, Inc. ("PSC Scanning"), PSC Inc., as guarantor ("PSC"), the lenders party thereto (the "Lenders") and Fleet Bank, N.A. as administrative agent (the "Administrative Agent"). Capitalized terms used but not defined herein shall be given the meanings accorded to such terms in the Credit Agreement.

          Attached hereto as Annex 1 is a term sheet (the "Term Sheet") setting forth our agreement on the terms of an amendment to or amendment and restatement of the Credit Agreement. The parties hereto agree to promptly prepare and execute all documentation required in connection with such amendment or amendment and restatement. Such documentation will not contain any economic terms with respect to principal, interest, fees or financial covenants more restrictive than those set forth in the Term Sheet. The Lenders and the Administrative Agent hereby waive the Specified Events of Default (as defined in the Waiver dated as of April 1, 2001). This letter agreement shall be superceded and replaced upon completion of documentation in connection with the amendment or amendment and restatement to the Credit Agreement referred to above.

          By each parties' signature below, each such party acknowledges that it is duly authorized to approve the Term Sheet and agrees that the terms of the Credit Agreement shall be deemed to be modified effective as of the date hereof as set forth in the Term Sheet.
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          Please return executed counterparts of this letter agreement to Rick
Hyman at Mayer, Brown & Platt (fax no. 212-849-5664).

                              Very truly yours,

                              FLEET NATIONAL BANK, as Administrative Agent, Issuing Bank and Lender



                              By:________________________________________


                              CITIZENS BANK OF MASSACHUSETTS, as a Lender



                              By:________________________________________





                              HSBC BANK USA, as a Lender



                              By:________________________________________





                              KEY BANK, as a Lender



                              By:________________________________________





                              THE CHASE MANHATTAN BANK, as a Lender



                              By:________________________________________





                              M&T BANK, as a Lender



                              By:________________________________________
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ACKNOWLEDGED AND AGREED



PSC INC.


By:_________________



PSC SCANNING, INC.



By:_________________




PSC AUTOMATION, INC.


By:_________________




INSTAREAD CORPORATION


By:_________________




PERCON INCORPORATED


By:_________________




PSC BELGIUM, INC.


By:_________________